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                                                                  EXHIBIT 10.2.1

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     1. For and in consideration of the payment by D. George Harris & Associates, LLC, a Delaware limited liability company ("New DGHA") of one dollar ($1.00), D. George Harris & Associates, Inc., a Delaware corporation ("Old DGHA") does hereby sell, assign and transfer to New DGHA all of its rights, title and interest in, to and under the Amended and Restated Management Services Agreement, dated as of October 6, 1998, among USS Holdings, Inc., a Delaware Corporation ("Holdings"), Better Minerals & Aggregates Company (formerly USS Intermediate Holdco, Inc. ("Holdco")), a Delaware corporation ("Better Minerals"), U.S. Silica Company, a Delaware corporation ("Silica") and Old DGHA (the "Management Agreement"). New DGHA hereby absolutely and irrevocably assumes and is, and shall be, liable and solely responsible for any and all liabilities and obligations of Old DGHA in, to and under to the Management Agreement.

     2. For and in consideration of the payment by BMAC Holdings, Inc., a Delaware corporation ("BMAC") of one dollar ($1.00), Better Minerals does hereby sell, assign and transfer to BMAC all of its rights, title and interest in, to and under the Management Agreement. BMAC hereby absolutely and irrevocably assumes and is, and shall be, liable and solely responsible for any and all liabilities and obligations of Better Minerals (as Holdco) in, to and under to the Management Agreement.

     3. For and in consideration of the payment by Better Minerals of one dollar ($1.00), Silica does hereby sell, assign and transfer to Better Minerals all of its rights, title and interest in, to and under the Management Agreement. Better Minerals hereby absolutely and irrevocably assumes and is, and shall be, liable and solely responsible for any and all liabilities and obligations of Silica in, to and under to the Management Agreement.

     4. Each party's signature below shall constitute such party's prior written consent to all assignments and assumptions herein, pursuant to Section 9 of the Management Agreement.

     5. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties hereby have caused this Assignment and Assumption Agreement to be executed as of this 30th day of September, 1999.

                              D. GEORGE HARRIS & ASSOCIATES, INC.

                              By: /s/
                                  ____________________________________
                                  Name:
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                           D. GEORGE HARRIS & ASSOCIATES, LLC

                           By: /s/
                              --------------------------------------
                              Name:

                           USS HOLDINGS, INC.

                           By: /s/
                              --------------------------------------
                              Name:

                           USS INTERMEDIATE HOLDCO, INC.

                           By: /s/ John A. Ulizio
                              --------------------------------------
                              Name:

                           U.S. SILICA COMPANY

                           By: /s/
                              --------------------------------------
                              Name:

                           BMAC HOLDINGS, INC.

                           By: /s/ John A. Ulizio
                              --------------------------------------
                              Name:

                           BETTER MINERALS & AGGREGATES COMPANY

                           By: /s/
                              --------------------------------------
                              Name:

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